UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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CIMETRIX INCORPORATED
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CIMETRIX INCORPORATED

6979 South High Tech Drive

Salt Lake City, Utah 84047-3757

April 26, 2006

Dear Shareholder:

On behalf of the Board of Directors and management, we cordially invite you to attend the Annual Meeting of Shareholders for Cimetrix Incorporated, which will be held on Saturday, May 20, 2006, at 9:00 a.m. at the Company’s headquarters, located at 6979 South High Tech Drive, Salt Lake City, Utah.

At the meeting, your board is asking you to:  (i) elect two directors for a three-year term; (ii) approve the combined amendment and restatement of the 1998 Incentive Stock Option Plan and the Director Stock Option Plan as the 2006 Long-Term Incentive Plan; (iii) ratify the appointment of Tanner LC as the Company’s independent registered public accountants; and (iv) transact such other business as may properly come before the meeting or any adjournment thereof. These proposals are more fully set forth in the accompanying proxy statement, which you are urged to read thoroughly. We will also report on the progress of the Company.

It is important that your shares are represented and voted at the Annual Meeting whether or not you plan to attend. Accordingly, you are requested to sign, date, and mail the enclosed proxy in the envelope provided at your earliest convenience.

Very truly yours,

By:	/s/ Robert H. Reback
Robert H. Reback
President and Chief Executive Officer

CIMETRIX INCORPORATED

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 20, 2006

To our Shareholders:

The Annual Meeting of the Shareholders of Cimetrix Incorporated, a Nevada corporation (the “Company”), will be held on Saturday, May 20, 2006, commencing at 9:00 a.m., in the Company’s headquarters located at 6979 South High Tech Drive, Salt Lake City, Utah, to consider and vote on the following matters described in this notice and the accompanying Proxy Statement:

1.                                       To elect two directors to the Company’s Board of Directors for a three-year term.

2.                                       To approve the combined amendment and restatement of the 1998 Incentive Stock Option Plan and the Director Stock Option Plan as the 2006 Long-Term Incentive Plan.

3.                                       To ratify the appointment of Tanner LC as the Company’s independent registered public accountants.

4.                                       To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on March 30, 2006, as the record date for determination of shareholders entitled to vote at the Annual Meeting or any adjournments thereof, and only record holders of common stock at the close of business on that day will be entitled to vote. At the record date, 31,927,432 shares of common stock were outstanding.

TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, SHAREHOLDERS ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE. ANY SHAREHOLDER ATTENDING THE ANNUAL MEETING MAY VOTE IN PERSON EVEN IF HE OR SHE PREVIOUSLY RETURNED A PROXY. A PROXY MAY BE REVOKED BY WRITTEN REVOCATION FILED WITH THE SECRETARY OF THE COMPANY AT ANY TIME PRIOR TO THE ANNUAL MEETING.

By Order of the Board of Directors,

	By:	/s/ Brian L. Phillips
April 26, 2006		Brian L. Phillips
Salt Lake City, Utah		Secretary and Treasurer

CIMETRIX INCORPORATED

6979 South High Tech Drive

Salt Lake City, Utah 84047-3757

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

This Proxy Statement is being mailed to shareholders on or about April 26, 2006 in connection with the solicitation of proxies by the Board of Directors of Cimetrix Incorporated, a Nevada corporation (the “Company” or “Cimetrix”). The proxies are for use at the 2006 Annual Meeting of the Shareholders of the Company, which will be held on Saturday, May 20, 2006, commencing at 9:00 a.m., at the Company’s headquarters, 6979 South High Tech Drive, Salt Lake City, Utah, and at any adjournment thereof (the “Annual Meeting”). The record date for the Annual Meeting is the close of business on March 30, 2006 (the “Record Date”). Only holders of record of the Company’s common stock on the Record Date are entitled to notice of the Annual Meeting and to vote at the Annual Meeting. The Company is making this proxy solicitation.

A proxy card is enclosed. Whether or not you plan to attend the Annual Meeting in person, please sign, date, and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope provided, to ensure that your shares will be voted at the Annual Meeting. Any shareholder who returns a proxy has the power to revoke it by delivering to the Secretary of the Company, at the address set forth above, prior to the Annual Meeting an instrument revoking it or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

At the Record Date, there were 31,927,432 shares of the Company’s common stock outstanding, all of which are entitled to be voted at the meeting. No other voting securities of the Company were outstanding at the Record Date. The presence, either in person or by proxy, of persons entitled to vote a majority of the Company’s outstanding common stock is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes are counted for purposes of determining a quorum.

Holders of the common stock have one vote for each share on any matter that may be presented for consideration and action by the shareholders at the Annual Meeting. Generally, in order for action to be taken on any matter, the votes received in favor must exceed the votes against, except for the election of directors. There is no cumulative voting and directors are elected by a plurality vote. The two nominees for director receiving the highest number of votes at the Annual Meeting will be elected. The approval of the combined amendment and restatement of the 1998 Incentive Stock Option Plan and the Director Stock Option Plan as the 2006 Long-Term Incentive Plan and the ratification of Tanner LC as the Company’s independent registered public accountants must be approved by the affirmative vote of the holders of a majority of the votes cast at the Annual Meeting, in person or by proxy, with respect to each of the proposals.

The cost of preparing, assembling, printing and mailing this Proxy Statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Annual Meeting, will be borne by the Company. The Company may request banks and brokers to solicit their customers who beneficially own common stock listed of record in the names of nominees, and will reimburse such banks and brokers for their reasonable out-of-pocket expenses for such solicitations. The solicitation of proxies by mail may be supplemented by telephone, electronic and personal solicitation by officers, directors and regular employees of the Company, but no additional compensation will be paid for such efforts.

Shares of our common stock which are entitled to be voted at the Annual Meeting, and which are represented by properly executed proxies, will be voted in accordance with the instructions indicated on such proxies. If no instructions are indicated, such shares will be voted (i) FOR the election of Robert H. Reback and Scott C. Chandler as directors; (ii) FOR the approval of the Cimetrix Incorporated 2006 Long-Term Incentive Plan; (iii) FOR the ratification of the appointment by the Audit Committee of Tanner LC to be our independent registered public accountants for the year ending December 31, 2006; and (iv) in the discretion of the proxy holders as to any other matters which may properly come before the Annual Meeting and that we did not have notice of a reasonable time prior to mailing this Proxy Statement. We are not currently aware of any other matter that may be presented at the Annual Meeting.

ELECTION OF DIRECTORS

Proposal 1

Election to the Board of Directors

The Nominating Committee of the Board of Directors (“Nominating Committee”) has nominated Robert H. Reback, a director since 2002, and Scott C. Chandler, a director since 2003, for election to the Board of Directors, each for a three-year term. Messrs. Reback and Chandler have consented to being named in the Proxy Statement as nominees for election as directors and have agreed to serve as directors if elected.

Under the Company’s Articles of Incorporation and Bylaws, the directors are divided into three classes. The term of office of one class of directors expires in each year and their successors are elected for terms of three years and until their successors are elected and qualified. There is no cumulative voting for the election of directors. If Messrs. Reback or Chandler should for any reason become unavailable for election, the proxies may be voted for the election of a substitute nominee as the Board of Directors may propose. The accompanying form of proxy contains a discretionary grant of authority with respect to this matter.

Board of Directors

The Board of Directors of the Company is currently comprised of the following individuals:

Name	Age	Director Since	Expiration of Current Term	Expiration of Term For Which Nominated	Position With The Company

Robert H. Reback	46	2002	2006	2009	President, Chief Executive Officer and Director
C. Alan Weber	54	2003	2007	N/A	Director
Scott C. Chandler	44	2003	2006	2009	Director
Michael B. Thompson	53	2004	2008	N/A	Director

Biographical Information

There is no family relationship among the current directors and executive officers. There is no arrangement or understanding between any director and any other person pursuant to which the director was or is to be selected as a director or nominee. The following sets forth brief biographical information for Messrs. Reback and Chandler, the director nominees, and our other directors.

Robert H. Reback President, Chief Executive Officer and Director has served as a director of the Company since July 2002, and was nominated by the Nominating Committee of the Board of Directors to be included in this year’s proxy statement as a director nominee. Mr.Reback joined Cimetrix as Vice President of Sales in January 1996, was promoted to Executive Vice President of Sales in January, 1997 and was promoted to President on June 25, 2001. Mr. Reback was the District Manager of Fanuc Robotics’ West Coast business unit from 1994 to 1995. From 1985 to 1993, he was Director of Sales/Account Executives for Thesis, Inc., a privately-owned supplier of factory automation software, and was previously a Senior Automation Engineer for Texas Instruments. Mr. Reback has a B.S. degree in Mechanical Engineering and a M.S. degree in Industrial Engineering from Purdue University. Mr. Reback currently serves on the board of directors of a privately-held company.

Scott C. Chandler has served as a director of the Company since May 2003, and was nominated by the Nominating Committee of the Board of Directors to be included in this year’s proxy statement as a director nominee. Since 2002 Mr. Chandler has been Managing Partner for Franklin Court Partners, LLC, a consulting firm designed to help companies develop business plans, raise initial funding, identify and complete mergers and acquisitions, secure additional rounds of financing and complete operational and financial restructuring. From 1998 to 2001, Mr. Chandler was Chief Financial Officer (1998-2000) and Senior Vice President for Global Business Development (2000-2001) for RHYTHMS NetConnections, a leading provider of broadband services utilizing digital subscriber line (DSL) technology. At RHYTHMS, Mr. Chandler was responsible for raising over $2 billion for the company and in 2001 led the financial restructuring of RHYTHMS which resulted in the sale of its assets to MCI. From 1996 to 1998, Mr. Chandler served as President and Chief Executive Officer of C-COR.net, a pioneer in the cable television industry. Under Mr. Chandler’s leadership, C-COR.net’s revenues increased to over $150 million, and it was named by Fortune magazine as one of the 100 fastest-growing public companies. Mr. Chandler earned an M.B.A. from the Wharton School of Business at the University of Pennsylvania, and a B.A from Whitworth College. Mr. Chandler currently serves as a member of the board of directors of several privately held companies.

C. Alan Weber has served as a director of the Company since May 2003. Mr. Weber is the President of Alan Weber and Associates, Inc., a consulting company specializing in semiconductor Advanced Process Control, eDiagnostics, and other related manufacturing systems technologies. Before founding his own company, he was the Vice President/General Manager of the KLA-Tencor Control Solutions Division, which was acquired from ObjectSpace, Inc. in March 2000. While at ObjectSpace, Mr. Weber was responsible for all aspects of the company’s semiconductor manufacturing system business. Before joining ObjectSpace in early 1997, Mr. Weber spent eight years at SEMATECH and was responsible for advanced manufacturing systems and related standards R&D. Prior to this, Mr. Weber spent 16 years at Texas Instruments, managing a variety of technology programs in the semiconductor CAD and industrial automation/control businesses. Mr. Weber has B.A. and M.E.E. degrees in Electrical Engineering from Rice University.

Michael B. Thompson has served as a director of the Company since May 2004. Since January 2006, Mr. Thompson has been the President of ScheduleQ, LLC, a new start-up company focused on solving workforce scheduling problems. From 2003 to 2006 Mr. Thompson served as President, Chief Executive Officer and director of Setpoint Companies, an industry leader in lean automation that fully designs, assembles, tests and delivers automated assembly and test equipment. Mr. Thompson continues to be integrally involved in Setpoint’s business development initiative as VP of Business Development while directly managing ScheduleQ, Setpoint Spectrometers, and Rocky Mountain Testing Solutions. From 1986 to 2003, Mr. Thompson was the Vice President of the Planning and Logistics Solutions Group of Brooks’ software division. Brooks Planning and Logistics Solutions Group’s primary market focus is to provide simulation, scheduling and material handling automation and software controls to the semiconductor and related high technology industries. He was the President of AutoSimulations, Inc., which was acquired by Brooks in January of 2000. Mr. Thompson has been involved with automation, modeling and scheduling manufacturing systems for over 25 years. He holds B.S. and M.S. degrees from the Department of Engineering Sciences and Technology at Brigham Young University. Mr. Thompson has been a pioneer in the field of industrial scheduling and the application of simulation technology to industrial problems. He has authored over 50 papers and articles that have been published in technical magazines and professional journals.

The Board of Directors recommends that the shareholders vote “for” each of the two nominees to the board.

APPROVAL OF THE COMBINED AMENDMENT AND RESTATEMENT

OF THE 1998 INCENTIVE STOCK OPTION PLAN

AND THE DIRECTOR STOCK OPTION PLAN

AS THE 2006 LONG-TERM INCENTIVE PLAN

Proposal 2

At the Annual Meeting, the shareholders will be asked to approve the combined amendment and restatement of the Cimetrix Incorporated 1998 Incentive Stock Option Plan (the “Incentive Stock Option Plan”) and the Cimetrix Incorporated Director Stock Option Plan (the “Director Stock Option Plan”) as the Cimetrix 2006 Long-Term Incentive Plan.

The Incentive Stock Option Plan was originally adopted by the Board of Directors in 1998 and subsequently approved by the shareholders. As amended to date, a total of 5,000,000 shares of the Company’s common stock are authorized for awards under the Incentive Stock Option Plan. As of March 30, 2006, 65,625 shares had been issued upon exercise of options, 4,287,000 shares were subject to outstanding options and 647,375 shares remained available for the grant of future awards. The only type of equity award currently authorized under the Incentive Stock Option Plan is stock options.

The Director Stock Option Plan was originally adopted by the Board of Directors in 1999, and has been thereafter amended from time to time. The Director Stock Option Plan has not previously been approved by the shareholders. A total of 1,250,000 shares of the Company’s common stock are authorized for issuance under the Director Stock Option Plan, of which 1,213,000 shares are subject to outstanding options and 37,000 shares remain available for future grants. No options have been exercised under the Director Stock Option Plan.

On March 9, 2006, the Board of Directors approved the combined amendment and restatement of the Incentive Stock Option Plan and the Director Stock Option Plan as the 2006 Long Term Incentive Plan, subject to the approval of our shareholders. If approved by the shareholders, the 2006 Long Term Incentive Plan will supersede and replace the separate Incentive Stock Option Plan and the Director Stock Option Plan. Approval of the 2006 Long Term Incentive Plan will not increase the number of shares of the Company’s common stock authorized for issuance to employees and directors, but it will provide us with greater flexibility in structuring the terms of the equity incentives we use to attract, retain and motivate employees and directors. In addition to stock options, the 2006 Long Term Incentive Plan authorizes the grant of stock appreciation rights, restricted stock awards, and other stock unit and equity-based performance awards.

If the shareholders approve the proposal, the amended terms of the 2006 Long Term Incentive Plan will become effective on the day of the Annual Meeting. If the shareholders do not approve this proposal, the Incentive Stock Option Plan and the Director Stock Option Plan will remain in effect in accordance with their existing provisions. Notwithstanding the foregoing, any options or other awards that were granted under the Incentive Stock Option Plan and the Director Stock Option Plan shall continue to be governed by, and shall remain subject to the provisions of, the applicable prior plan and the applicable option or award agreement as in effect prior to the effective date of the 2006 Long Term Incentive Plan.

We operate in a challenging and competitive marketplace where our success depends to a great extent on our ability to attract and retain employees of the highest caliber. The Board of Directors of the Company believes that the Company must offer a competitive equity plan if it is to successfully attract and retain the best possible candidates for positions of responsibility. The 2006 Long Term Incentive Plan will provide the Board’s Compensation Committee with a range of incentive tools and sufficient flexibility to permit it to make the most effective use of the shares our shareholders have previously authorized for incentive purposes.

Description of the 2006 Long Term Incentive Plan

The following description summarizes the principal features of the 2006 Long Term Incentive Plan, but is qualified in its entirety by reference to the full text of the 2006 Long Term Incentive Plan as set forth on Appendix A to this Proxy Statement.

Purpose. The purpose of the 2006 Long Term Incentive Plan is to assist the Company and its subsidiaries in attracting and retaining selected individuals to serve as directors, employees, consultants and advisors. The Board of Directors believes that such individuals will contribute to the Company’s success in achieving its long-term objectives, which will inure to the benefit of all shareholders of the Company, through the incentives inherent in the awards granted under the 2006 Long Term Incentive Plan.

Eligibility. All directors, employees, consultants and advisors of the Company and its subsidiaries are eligible to receive awards under the 2006 Long Term Incentive Plan.

Administration. The 2006 Long Term Incentive Plan will be administered by the Compensation Committee of the Board of Directors. The Compensation Committee has the authority to interpret and construe all provisions of the 2006 Long Term Incentive Plan and to make all decisions and determinations relating to the operation of the 2006 Long Term Incentive Plan, including the authority and discretion to: (i) select the individuals to receive stock option grants or other awards; (ii) determine the time or times when stock option grants or other awards will be granted and will vest; and (iii) establish the terms and conditions upon which awards may be exercised.

Duration. The 2006 Long Term Incentive Plan will be effective on the date it is approved by the shareholders of the Company and continue until the tenth anniversary of such approval date. If shareholder approval is not obtained, the 2006 Long Term Incentive Plan will be null and void.

Shares Subject to Plan. Upon shareholder approval, a maximum of 6,250,000 shares of Common Stock will be available for issuance under the 2006 Long Term Incentive Plan. This is the same as the combined amount already available under the Incentive Stock Option Plan and the Director Stock Option Plan. If an award under the 2006 Long Term Incentive Plan is forfeited or is settled in cash, the subject shares shall again be available for grant under the 2006 Long Term Incentive Plan. In the event the outstanding shares of Common Stock are increased, decreased, changed into, or exchanged for a different number or kind of shares or securities through reorganization, merger, recapitalization, reclassification, stock split, reverse stock split or similar transaction (a “Recapitalization”), the maximum number of shares available for issuance under the 2006 Long Term Incentive Plan will be proportionately adjusted.

Awards Under the 2006 Long Term Incentive Plan

The 2006 Long Term Incentive Plan provides for the following types of awards (“Awards”): (i) stock options; (ii) stock appreciation rights; (iii) restricted stock; (iv) restricted stock units; and (v) performance awards.

Stock Options. The Compensation Committee may from time to time award options to any participant. Stock options give the holder the right to purchase shares of Common Stock within a specified time at a specified price. Two types of stock options may be granted under the 2006 Long Term Incentive Plan: incentive stock options, or “ISOs,” which are subject to special tax treatment as described below, and non-statutory options, or “NSOs.” Eligibility for ISOs is limited to employees of the Company and its subsidiaries. The exercise price of an option cannot be less than the fair market value of a share of Common Stock at the time of grant. The expiration dates of options cannot be more than ten years after the date of the original grant. Prior to the issuance of shares upon the exercise of an option, no right to vote or receive dividends or any other rights as a shareholder will exist with respect to the underlying shares.

Stock Appreciation Rights. The Compensation Committee may grant stock appreciation rights under the 2006 Long Term Incentive Plan. A stock appreciation right entitles the holder, upon exercise, to receive an amount in cash, shares of Common Stock, other property, or a combination thereof (as determined by the Compensation Committee), computed by reference to appreciation in the value of the Common Stock. The exercise price of a stock appreciation right cannot be less than the fair market value of a share of Common Stock at the time of grant. The expiration dates of stock appreciation rights cannot be more than ten years after the date of the original grant. Prior to the issuance of shares upon the exercise of a stock appreciation right, no right to vote or receive dividends or any other rights as a shareholder will exist with respect to the underlying shares.

Restricted Stock. The Compensation Committee may grant restricted shares of Common Stock to such persons, in such amounts, and subject to such terms and conditions (including the attainment of performance criteria) as the Compensation Committee shall determine in its discretion. Awards of restricted shares of Common Stock may be made in exchange for services or other lawful consideration. Generally, awards of restricted shares of Common Stock are subject to the requirement that the shares be forfeited to the Company unless specified conditions are met. Except for certain limited situations, grants of restricted shares of Common Stock will have a vesting period of not less than three years. Subject to these restrictions, conditions and forfeiture provisions, any recipient of an award of restricted stock will have all the rights of a shareholder of the Company, including the right to vote the shares, at the time of the grant of the award.

Restricted Stock Units. The Compensation Committee may grant units having a value equal to an identical number of shares of Common Stock to such persons, in such amounts, and subject to such terms and conditions (including the attainment of performance criteria) as the Compensation Committee shall determine in its discretion. If the requirements specified by the Compensation Committee are met, the grantee of such units will receive shares of Common Stock, cash, other property, or any combination thereof, equal to the fair market value of the corresponding number of shares of Common Stock.

Performance Awards. The Compensation Committee may also make awards of performance shares or performance units subject to the satisfaction of specified performance criteria. Performance awards may be paid in shares of Common Stock, cash, other property, or any combination thereof. The performance criteria governing performance awards may based upon one or any combination of the following: net sales; revenue; revenue growth; operating income; pre- or after-tax income (before or after allocation of corporate overhead and bonus); net earnings; earnings per share; net income; division, group or corporate financial goals; return on equity; total shareholder return; return on assets or net assets; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of the Common Stock or any other publicly-traded securities of the Company; market share; gross profits; earnings (including earnings before taxes, earnings before interest and taxes or earnings before interest, taxes, depreciation and amortization); economic value-added models; comparisons with various stock market indices; reductions in costs; cash flow (before or after dividends) cash flow per share (before or after dividends); return on capital (including return on total capital or return on invested capital; cash flow return on investment; improvement in or attainment of expense levels or working capital levels; cash margins; or revenue per employee.

Limitations on Grants

Subject to adjustment for a Recapitalization, no executive officer who is a 2006 Long Term Incentive Plan participant may be granted an award during any tax year with respect to more than 1,000,000 shares of common stock.

General Provisions

Unless authorized by the Compensation Committee in the agreement evidencing an Award granted under the 2006 Long Term Incentive Plan, Awards may not be transferred other than by will or the laws of descent and distribution, and may be exercised during the participant’s lifetime only by the participant or the participant’s guardian or legal representative. The Board of Directors may, from time to time, alter, amend, suspend or terminate the 2006 Long Term Incentive Plan. No grants may be made under the plan following the date of termination, although grants made prior to that date may remain outstanding following the termination of the 2006 Long Term Incentive Plan until their scheduled expiration date.

Certain Federal Income Tax Consequences

Tax Consequences to Participants

The following is a brief summary of certain of United States federal income tax consequences relating to awards under the 2006 Long Term Incentive Plan. This summary is not intended to be complete and does not describe state, local, foreign, or other tax consequences. The tax information summarized is not tax advice.

Nonqualified Stock Options (“NSOs”). In general, (i) no income will be recognized by an optionee at the time an NSO is granted; (ii) at the time of exercise of an NSO, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares of Common Stock and the fair market value of the shares, if unrestricted, on the date of exercise; and (iii) at the time of sale of shares of Common Stock acquired pursuant to the exercise of an NSO, appreciation (or depreciation) in value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

Incentive Stock Options (“ISOs”). No income will be recognized by an optionee upon the grant of an ISO. In general, no income will be recognized upon the exercise of an ISO. However, the difference between the option price paid and the fair market value of the shares at exercise may constitute a preference item for the alternative minimum tax. If shares of Common Stock are issued to the optionee pursuant to the exercise of an ISO, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of the grant or within one year after the transfer of such shares to the optionee, then upon sale of such shares, any amount realized in excess of the option price will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss.

If shares of Common Stock acquired upon the timely exercise of an ISO are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at the time of exercise (or, if less, the amount realized on the disposition of such shares if a sale or exchange) over the option price paid for such shares. Any further gain (or loss) realized by the participant generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

Stock Appreciation Rights. No income will be recognized by a participant in connection with the grant of a stock appreciation right. When the stock appreciation right is exercised, the participant normally will be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of cash received and the fair market value of any unrestricted shares of Common Stock or other property received on the exercise.

Restricted Stock. The recipient of restricted shares of Common Stock generally will not be subject to tax until the shares are no longer subject to forfeiture or restrictions on transfer for purposes of Section 83 of the Code (the “Restrictions”). At such time the recipient will be subject to tax at ordinary income rates on the fair market value of the restricted shares (reduced by any amount paid by the participant for such restricted shares). However, a recipient who so elects under Section 83(b) of the Code within 30 days of the date of transfer of the shares will have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the Restrictions) over the purchase price, if any, of such restricted shares. Any appreciation (or depreciation) realized upon a later disposition of such shares will be treated as long-term or short-term capital gain (or loss) depending upon how long the shares have been held. If a Section 83(b) election has not been made, any dividends received with respect to restricted shares that are subject to the restrictions generally will be treated as compensation that is taxable as ordinary income to the participant.

Restricted Stock Units. Generally, no income will be recognized upon the award of restricted stock units. The recipient of a restricted stock unit award generally will be subject to tax at ordinary income rates on any cash received and the fair market value of any unrestricted shares of Common Stock or other property on the date that such amounts are transferred to the participant under the award (reduced by any amount paid by the participant for such restricted stock units).

Performance Awards. No income generally will be recognized upon the grant of a performance award. Upon payment in respect of a performance award, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any nonrestricted shares of Common Stock or other property received.

Tax Consequences to the Company

To the extent that a participant recognizes ordinary income in the circumstances described above, the Company or the subsidiary for which the participant performs services will be entitled to a corresponding deduction provided that, among other things, (i) the income meets the test of reasonableness, (ii) is an ordinary and necessary business expense, (iii) is not an “excess parachute payment” within the meaning of Section 280G of the Code, and (iv) is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the Code.

Value of Benefits

The Company is unable to determine the amount of benefits that may be received by participants under the 2006 Long Term Incentive Plan if adopted, as grants of awards are discretionary with the Compensation Committee.

Certain Interests of Directors

In considering the recommendation of the Board of Directors with respect to the 2006 Long Term Incentive Plan, shareholders should be aware that the members of the Board of Directors have certain interests, which may present them with conflicts of interest in connection with such proposal. As discussed above, directors are eligible to receive awards under the 2006 Long Term Incentive Plan. The Board of Directors recognizes that adoption of the 2006 Long Term Incentive Plan may benefit the Company’s directors and their successors, but believes that approval of the 2006 Long Term Incentive Plan will advance the Company’s interests and the interests of its shareholders by encouraging directors, employees, consultants and advisors to make significant contributions to the Company’s long-term success.

The Board of Directors believes that the 2006 Long Term Incentive Plan will serve a critical role in attracting and retaining the high caliber employees, directors and consultants essential to our success and in motivating these individuals to strive to meet our goals.

The Board of Directors believes the 2006 Long Term Incentive Plan is in the best interests of the Company, and therefore unanimously recommends that the shareholders vote “for” approval of the 2006 Long Term Incentive Plan.

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTANTS

Proposal 3

The Audit Committee has selected the firm of Tanner LC, certified public accountants, to serve as the Company’s independent registered public accountants for the fiscal year ending December 31, 2006. Tanner LC has audited the Company’s consolidated financial statements since the fiscal year ended December 31, 1997. Representatives from the firm are expected to be present at the Annual Meeting of Shareholders, where they will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

The Board of Directors recommends that the shareholders vote “for” ratification of the appointment of Tanner LC as the Company’s independent registered public accountants for fiscal year 2006.

The following schedule presents the professional fees paid to Tanner LC, the Company’s independent registered public accountants, for the years ended December 31, 2005 and 2004.

	2005	2004

Audit fees	$131,331	$58,470
Audit-related fees	200	2,000
Tax fees	6,670	6,600
Other fees	—	—

Total	$138,201	$67,340

Audit fees consist of fees for the audit of the Company’s annual consolidated financial statements included in the Company’s report on Form 10-K, the review of the consolidated interim financial statements included in Forms 10-Q, and services in connection with the Company’s various statutory and regulatory filings.

Audit related fees relate to the review of proposed SEC filings, the review of a private placement memorandum, and the fees for EDGAR preparation and filing of regulatory filings.

Tax fees relate to the preparation of the Company’s federal and state income tax returns.

Our Audit Committee has determined that the above non-audit services provided to us by Tanner LC do not impair Tanner LC’s independence as the independent registered public accountants auditing our consolidated financial statements.

BOARD MEETINGS AND COMMITTEES

Board Meetings

The Company’s Board of Directors met six times during 2005. Each of the Company’s directors attended at least 75% of the meetings of the Board of Directors and of the meetings of each of the committees on which they served during 2005.

Board Committees

The Board of Directors currently has standing audit, compensation and nominating committees. No separate compensation is paid for committee attendance or assignments.

The Audit Committee currently consists of three independent directors, Scott C. Chandler, C. Alan Weber and Michael B. Thompson, and held three meetings during 2005. Each member of the audit committee is considered independent as defined by the New York Stock Exchange. The report of the Audit Committee is included below. The Board of Directors has determined that Scott Chandler, chairman of the Audit Committee, is an audit committee financial expert, as that term is defined under the Exchange Act.

The Compensation Committee currently consists of Scott C. Chandler, C. Alan Weber and Michael B. Thompson, and held two meetings during 2005. All members of the committee are independent as defined by the New York Stock Exchange. The report of the Compensation Committee is included below.

The Nominating Committee held one meeting during 2005. The Nominating Committee currently consists of Scott C. Chandler, C. Alan Weber and Michael B. Thompson, who are considered independent as defined by the New York Stock Exchange. Functions of the Nominating Committee include identification of qualified individuals to serve as members of the Board of Directors, recommendation to the Board of Directors of a slate of nominees for election at each annual meeting of shareholders, recommendation to the Board of Directors concerning the appropriate size, function, needs and composition of the Board and its committees, and advising the Board of Directors on other corporate governance matters. The Nominating Committee will consider nominations from shareholders of individuals to serve as members of the Board of Directors to be elected at the Company’s annual meeting to be held in 2007 if such nominations are received by the Nominating Committee no later than January 1, 2007, and if the nominees meet the criteria set by the Nominating Committee for individuals to serve on the Board of Directors.

Audit Committee Report

The Audit Committee has met with management and discussed the Company’s internal controls, the quality of the Company’s financial reporting, and the results of the audit of the Company’s consolidated financial statements. In addition, the Audit Committee has met with the Company’s independent registered public accountants, Tanner LC, and discussed all matters required to be discussed by the independent registered public accountants with the Audit Committee under Statement on Auditing Standards No. 61 (communication with audit committees). The Audit Committee received and discussed with the independent registered public accountants their annual written report on their independence from the Company and its management, which is made under Independence Standards Board Standard No. 1 (independence discussions with audit committees), and considered whether the other non-audit services provided by the independent registered public accountants potentially impaired their independence and determined that it did not.

In performing these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which is responsible for the integrity of the Company’s internal controls and its financial statements and reports, and the Company’s independent registered public accountants, who are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), and for issuing a report on these consolidated financial statements.

Based upon the reviews and discussions described above, the Audit Committee recommended to the Board of Directors that the consolidated audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, for filing with the Securities and Exchange Commission. In addition, the Audit Committee selected Tanner LC as the independent registered public accountants for the Company for the year ending December 31, 2006.

Respectfully submitted,

Scott C. Chandler

C. Alan Weber

Michael B. Thompson

Compensation Committee Report

Decisions regarding executive compensation are made by the Company’s Compensation Committee. The Compensation Committee’s compensation philosophy for officers conforms to the Company’s compensation philosophy for all employees generally. The Company’s compensation is designed to:

•                  Provide compensation comparable to that offered by companies engaged in similar businesses, allowing the Company to successfully attract and retain the employees necessary to its long-term success.

•                  Provide compensation that rewards individual achievement and differentiates among employees based upon individual performance.

•                  Provide incentive compensation that varies according to both the Company’s success in achieving its performance goals and the employee’s contribution to that success; and

•                  Provide an appropriate linkage between employee compensation and the creation of shareholder value through awards that are tied to the Company’s financial performance and by facilitating employee stock ownership.

In furtherance of these goals, the Company’s officers’ compensation is comprised of salary, annual cash bonuses, long-term incentive compensation in the form of stock options and various fringe benefits, including medical benefits, a 401(k) savings plan, and a car allowance.

Annual Compensation

Base Salary

The Compensation Committee reviewed the salaries of all the officers of the Company for fiscal year 2005. Salary decisions concerning the officers were based upon a variety of considerations consistent with the compensation philosophy stated above. First, salaries were competitively set relative to both other companies in the software industry and other comparable companies. Second, the Compensation Committee considered each officer’s level of responsibility and individual performance, including an assessment of the person’s overall value to the Company. Third, internal equity among employees was factored into the decision. Finally, the Compensation Committee considered the Company’s financial performance and its ability to absorb any increases in salaries.

Annual Incentive Bonuses

Each officer is eligible to receive an annual cash bonus that is generally paid pursuant to an incentive compensation formula established at the beginning of a year in connection with the preparation of the Company’s operating budget for the year. In formulating decisions with respect to cash bonus awards, the Compensation Committee evaluates each officer’s role and responsibility in the Company and other factors that the Committee deems relevant to motivate each officer to achieve strategic performance goals.

Stock Options

The Company has a stock option plan (currently the 1998 Incentive Stock Option Plan) that is designed to align the interests of the shareholders and the Company’s officers in the enhancement of shareholder value. Stock options are granted under the plan by the Board of Directors, after approval of the option grants by the Compensation Committee. Stock options are granted at an exercise price not lower than the fair market value of the Company’s common stock on the date of grant. In making decisions regarding the stock option plan, the Compensation Committee evaluates the Company’s overall financial performance for the year, the desirability of long-term service from an officer and the number of stock options held by other officers in the Company who have the same, more or less responsibility. To encourage long-term performance, the stock options granted under the plan generally vest ratably over a four-year period and expire five years after the date of grant.

As described in Proposal 2, the 1998 Incentive Stock Option Plan is proposed to be amended and included in the 2006 Long Term Incentive Plan. Approval of the 2006 Long Term Incentive Plan will not increase the number of shares of the Company’s common stock currently authorized for issuance to employees and directors under the 1998 Plan and the Director Stock Option Plan, but it will provide the Compensation Committee with greater flexibility in structuring the terms of the equity incentives we use to attract, retain and motivate employees and directors. In addition to stock options, the 2006 Long Term Incentive Plan authorizes the grant of stock appreciation rights, restricted stock awards, and other stock unit and equity-based performance awards. It is anticipated that the Compensation Committee will make use of this greater flexibility by granting awards to participants other than stock options.

Compensation of Chief Executive Officer

Since June 2001, Robert H. Reback has been the President and Chief Executive Officer of the Company. Compensation for Mr. Reback for fiscal year 2005 was based upon the compensation philosophy stated above. During 2005, Mr. Reback received a base annual salary amount of $175,000. Mr. Reback was also eligible to receive an annual cash bonus based upon the compensation philosophy regarding bonuses stated above. Mr. Reback received a bonus of $47,572 in fiscal year 2005.

Mr. Reback is eligible to participate in the Company’s long-term incentive programs. During fiscal year 2005, Mr. Reback was granted options to purchase 125,000 shares of common stock. During fiscal year 2004, Mr. Reback was granted options to purchase 150,000 shares of common stock. In fiscal year 2003, Mr. Reback received options to purchase 300,000 shares of the Company’s common stock. The total compensation for Mr. Reback for fiscal years 2005, 2004 and 2003 is disclosed in the “Summary Compensation Table” below, and consisted primarily of salary, bonus and stock options.

Respectfully submitted,

C. Alan Weber
Scott C. Chandler
Michael B. Thompson

EXECUTIVE OFFICERS

The following table sets forth certain biographical information with respect to the executive officers of the Company:

Name	Age	Title

Robert H. Reback	46	President and Chief Executive Officer
David P. Faulkner	50	Executive Vice President of Sales and Marketing
Michael D. Feaster	35	Executive Vice President of Research and Development
Kourosh Vahdani	44	Vice President of Global Services
Dennis P. Gauger	54	Chief Financial Officer

Each officer serves at the discretion of the Board of Directors. There is no arrangement or understanding between any officer and any other person pursuant to which the officer was or is to be selected as an officer or nominee. There are no family relationships between any of the officers and/or between any of the officers and directors.

David P. Faulkner joined the Company in August 1996. Mr. Faulkner was previously employed as the Manager of PLC Marketing, Manager of Automotive Operations and District Sales Manager for GE Fanuc Automation, a global supplier of factory automation computer equipment specializing in programmable logic controllers, factory software and computer numerical controls from 1986 to 1996. Mr. Faulkner has a B.S. degree in Electrical Engineering and an MBA degree from Rensselaer Polytechnic Institute.

Michael D. Feaster joined Cimetrix as Director of Customer Services in April 1998, was promoted to Vice President of Software Development in December 1998 and was promoted to Executive Vice President of Research and Development in December 2004. From 1994 to 1998, Mr. Feaster was employed at Century Software, Inc., as the Vice President of Software Development. During that time, Century Software, Inc. was a global supplier of PC to UNIX connectivity software, specializing in internet access of Windows to legacy mission critical applications. From 1988 to 1994, he served as a software engineer contractor/subcontractor for such companies as Fidelity Investments, IAT, Inc., NASA, and Mexican Border Inspection Division. Mr. Feaster attended Southwest Missouri University from 1987 to 1990.

Kourosh Vahdani joined Cimetrix as Vice-President of Global Services in December 2004. Prior to joining Cimetrix, Mr. Vahdani was a Senior Consultant performing contract services for Xilinx, Inc. during 2004. From 1996 to 2003, he was Director of Western Operations for TRW, Inc. Manufacturing Solutions, with responsibility for the systems integration business serving semiconductor manufacturers worldwide. From 1987 to 1996, Mr. Vahdani worked for Advanced Micro Devices in a variety of engineering and management positions associated with factory automation. Mr. Vahdani has a B.S. degree in Computer Sciences from St. Edwards University in Austin, Texas.

Dennis P. Gauger joined Cimetrix as Chief Financial Officer in April 2004. Mr. Gauger is a licensed Certified Public Accountant in Utah and Nevada, and serves on a part-time, consulting basis. Over the past seven years, he has served several public and private companies in a variety of industries as a part-time, contract financial executive, corporate troubleshooter and consultant. Previously, Mr. Gauger worked for Deloitte & Touche LLP, an international accounting and consulting firm, for 22 years, including 9 years as an accounting and auditing partner, where he directed domestic and international firm interactions with senior executive management, audit committees, and boards of directors. He has a background in SEC accounting and reporting, mergers and acquisitions, technical accounting issues, financing and operations. Mr. Gauger holds a B.S. degree in Accounting from Brigham Young University. He is a member of the American Institute of Certified Public Accountants and the Utah Association of Certified Public Accountants.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Director Compensation

Beginning in June 2006 each external director will receive $750 for attending a board meeting in person and $350 for attending via telephone, plus reimbursement for expenses. Prior to June 2006 directors of the Company received no cash compensation, but were only reimbursed for expenses. Each director has been granted stock options to purchase shares of common stock at an exercise price per share equal to or in excess of 110% of the market price at the time of grant. Options vest immediately and become exercisable at a pro rata amount each month during the year, such that 100% of the options become exercisable within one year after the date of grant. The following table summarizes the options held by each of the Company’s directors.

Name	Exercise Price $ 0.35 (1)	Exercise Price $ 0.36 (2)	Exercise Price $ 0.50 (3)

Current Directors:
Scott C. Chandler	50,000	50,000	50,000
C. Alan Weber	50,000	50,000	50,000
Michael B. Thompson		50,000	50,000

(1) Messrs. Chandler and Weber were granted 50,000 options in August 2003 at an exercise price of $0.35 per share, expiring in August 2008.

(2) All options exercisable at $0.36 per share were granted in May 2004 and expire in May 2009.

(3) All options exercisable at $0.50 per share were granted in June 2005 and expire in June 2010.

EXECUTIVE OFFICERS

Executive Officer Compensation

The following table discloses compensation, for the three fiscal years ended December 31, 2005, 2004 and 2003, respectively, paid by the Company to the named executive officers whose annual compensation equals or exceeds $100,000 (collectively the “Named Executive Officers”).

					Long-Term Compensation
							Payouts
					Awards		Long-Term
					Restricted	Securities	Incentive	All
	Annual Compensation				Stock	Underlying	Plan	Other
Name and Position	Year	Salary	Bonus	Other	Awards	Options	Payouts	Compensation
		($)	($)	($)	($)	(#)	($)	($)

Robert H. Reback	2005	175,000	47,572	—	—	125,000	—	11,003	(1)
President and Chief	2004	175,000	30,000	—	—	150,000	—	10,334	(1)
Executive Officer	2003	154,327	8,000	—	—	300,000	—	10,334	(1)

David P. Faulkner	2005	150,000	65,571	—	—	100,000	—	10,003	(2)
Executive Vice President	2004	150,000	20,483	—	—	100,000	—	9,918	(2)
of Sales and Marketing	2003	150,000	5,074	—	—	250,000	—	10,054	(2)

Michael D. Feaster	2005	150,000	39,501	—	—	100,000	—	6,903	(3)
Executive Vice President	2004	150,000	20,000	—	—	100,000	—	5,018	(3)
of Research and	2003	133,333	5,074	—	—	250,000	—	6,012	(3)
Development

Kourosh Vahdani	2005	150,000	—		—	—	—	6,903	(4)
Vice President	2004	8,253	—		—	250,000	—	—	(4)
of Global Services

(1)          For the years 2005, 2004 and 2003, respectively, this amount includes matching contributions of $3,500, $2,916 and $2,720 to the Company’s 401(k) plan, payments of $903, $818 and $1,014 for term life insurance premiums, and $6,600 each year for an automobile allowance.

(2)          For the years 2005, 2004 and 2003, respectively, this amount includes matching contributions of $2,500, $2,500 and $2,440 to the Company’s 401(k) plan, payments of $903, $818 and $1,014 for term life insurance premiums, and $6,600 each year for an automobile allowance.

(3)          For the years 2005, 2004 and 2003, respectively, this amount includes matching contributions of $0, $0 and $852 to the Company’s 401(k) plan, payments of $903, $818 and $960 for term life insurance premiums, and $6,000, $4,200 and $4,200 for an automobile allowance.

(4)          For 2005, this amount includes $903 for term life insurance premiums and $6,000 for an automobile allowance. Mr. Vahdani joined the Company in December 2004.

OPTION GRANTS IN LAST FISCAL YEAR

The following table sets forth certain information regarding the grant of stock options to the persons named in the Summary Compensation Table during the fiscal year ended December 31, 2005.

	Individual Grants				Potential Realizable Value at Assumed Annual Rate of
	Number of	Percent of			Stock
	Securities	Total Options			Price Appreciation
	Underlying	Granted to	Exercise		for
	Options	Employees in	Price Per	Expiration	Option Term ($ ) (1)
Name	Granted (#)	Fiscal Year	Share ($ )	Date	5%	10%

Robert H. Reback	125,000	23%	$0.61	3/14/2010	$97,316	$122,801
David P. Faulkner	100,000	18%	$0.61	3/14/2010	$77,853	$98,241
Michael D. Feaster	100,000	18%	$0.61	3/14/2010	$77,853	$98,241

(1)          Potential realizable value is based on the assumption that the common stock of the Company appreciates at the annual rate shown (compounded annually) from the date of grant until the expiration of the five year option term, using the market price on the date of the grant, which was $0.61, as the beginning value. The real value of the options depends on the actual appreciation of the value of the Company’s common stock. These numbers do not reflect the Company’s estimates of future stock price growth and no assurance exists that the price of the Company’s common stock will appreciate at the rates assumed in the table.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR

AND FISCAL YEAR-END OPTION VALUES

	Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options at Fiscal Year-End (#)		Value of Unexercised In-the-Money Options at Fiscal Year-End ($ ) (1)
Name	(#)	($ )	Exercisable	Unexercisable	Exercisable	Unexercisable
Robert H. Reback	0	0	837,500	387,500	0	0
David P. Faulkner	0	0	650,000	300,000	0	0
Michael D. Feaster	0	0	450,000	300,000	0	0
Kourosh Vahdani	0	0	62,500	187,500	0	0

(1)          Closing market value per share of the Company’s common stock at December 31, 2005, of $0.34, minus the respective exercise prices of $0.35, $0.61, $1.00, or $3.00.

LONG-TERM INCENTIVE PLANS - AWARDS IN LAST FISCAL YEAR

The table titled “Long-Term Incentive Plans - Awards in Last Fiscal Year” has been omitted because there were no long-term incentive plan awards during the year ended December 31, 2005, to either the Company’s Executive Officers or Directors.

EMPLOYMENT AGREEMENTS

President and Chief Executive Officer

The Company has an employment agreement with Robert H. Reback, its President and Chief Executive Officer, that expires December 31, 2007. Under the terms of the agreement, Mr. Reback receives an annual salary of $175,000, subject to increases as the Board of Directors determines in its discretion. In addition, Mr. Reback is eligible to receive a cash bonus at the end of each fiscal year, upon the satisfaction of the performance objectives determined by the Board of Directors on an annual basis. Mr. Reback is also eligible to participate in the Company’s stock option and other compensation plans, with annual option awards determined by the Compensation Committee of the Board of Directors. In addition, the employment agreement provides that Mr. Reback cannot compete with the Company during the term of the agreement and for a period of two years thereafter.

For fiscal 2006, the agreement provides for Mr. Reback to receive options to acquire 325,000 shares of the Company’s common stock at an exercise price of $0.45 per share, the closing price as of the date of grant. The options vest annually in three equal amounts on December 31, 2006, 2007 and 2008. In addition, subject to approval of the 2006 Long-Term Incentive Plan by the shareholders, Mr. Reback will receive a restricted award of 325,000 shares that will vest with respect to the right to acquire 108,000 shares on December 31, 2006 and 2007, and with respect to the right to acquire 109,000 shares on December 31, 2008. If, prior to December 31, 2007, the price of the Company’s common stock closes above $0.80 per share for 30 consecutive trading days, 54,000 restricted shares that would have otherwise vested on December 31, 2007, will immediately vest. If, at any time prior to December 31, 2008, the Company’s common stock closes above $1.50 per share for 30 consecutive trading days, 55,000 restricted shares that would otherwise vest on December 31, 2008, will immediately vest.

The agreement further provides for severance pay equal to Mr. Reback’s annual salary then in effect, but not more than the salary left to be paid during the remainder of the agreement, if Mr. Reback is terminated without cause by the Company or resigns for “good reason” (as such terms are defined in the agreement) and, in such events, all of Mr. Reback’s options under the Company’s stock option plan become fully exercisable for their remaining term. If a change in control of the Company occurs, Mr. Reback is also entitled to accelerated vesting of his option and other awards under the Company’s compensation plans.

Other Executive Officers

The Compensation Committee of the Board of Directors is currently in the process of reviewing and amending the employment agreements of Mr. Faulkner, Feaster and Vahdani.

Dennis P. Gauger, Chief Financial Officer, serves the Company on a part-time, contract basis. The Company has an agreement with Mr. Gauger for a term ending April 16, 2007, which provides monthly compensation of $3,500. Additional services will be billed to the Company at a rate of $80 per hour. Pursuant to such agreement, Mr. Gauger received options to acquire 35,000 shares of the Company’s common stock in 2005 at an exercise price of $0.46 per share and options to purchase 35,000 shares of the Company’s common stock with an exercise price of $0.35 per share in 2004. Mr. Gauger will receive a restrictive award of 20,000 shares in the event that the 2006 Long-Term Incentive Plan is approved by the shareholders. In the event that the 2006 Long-Term Incentive Plan is not approved by the shareholders, Mr. Gauger will receive an additional grant of options to acquire 40,000 shares at a price equal to the closing price of the common stock on the date of grant. All options and restricted stock awards granted to Mr. Gauger under the agreement vest at a rate of 25% every three months.

BOARD OF DIRECTORS INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee, consisting of Scott C. Chandler, C. Alan Weber, and Michael B. Thompson, each of whom is an independent director, reviewed and approved the compensation and fringe benefits for the Company’s officers. The Compensation Committee evaluates the performance of all officers and administers the Company’s compensation program for its officers on behalf of the Board of Directors. There are no relationships that are considered interlocks.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

There are no matters to report under this item for the year ended December 31, 2005.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers, directors and greater than 10% shareholders to file reports of ownership and periodic changes in ownership of the Company’s common stock with the Securities and Exchange Commission. These reports are made on Forms 3, 4, and 5. Such persons are also required to furnish the Company with copies of all Section 16(a) reports they file.

Based solely on its review of the copies of Forms 3, 4, and 5 received with respect to fiscal year 2005, or written representations from certain reporting persons, the Company believes that all filing requirements applicable to its directors, officers and greater than 10% beneficial owners were complied with other than reports with respect to stock option grants to Dennis P. Gauger in May 2005. These reports were subsequently filed in April 2006.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth information with respect to beneficial ownership of the Company’s common stock (inclusive of options and warrants), as of March 31, 2006, for each beneficial owner of more than 5% of the Company’s common stock that is known to the Company:

Name and Address	Number of Shares of Common Stock	Percent of Ownership

Tsunami Network Partners Corporation (1)	2,724,911	8.53%
Securities and Exchange Commission v. Paul A. Bilzerian, et al., Civil Action 89-1854 (SSH) Receivership Estate (2) (3)	2,108,821	6.61%
1994 Bilzerian Irrevocable Trust (2) (3)	1,648,500	5.16%

(1)       The address for Tsunami Network Partners Corporation is c/o Tsunami Network Partners Corporation 3-6-1-Shin-Yokohama,Kouhoku-Ku, Yokohama-City, Kanagawa Japan 222-0033.

(2)       Under the terms of the Final Judgment by Consent Against Terri L. Steffen, Overseas Holding Limited Partnership, Overseas Holding Co., Bicoastal Holding Co., The Paul A. Bilzerian and Terri L. Steffen 1994 Irrevocable Trust, Loving Spirit Foundation and Puma Foundation, Civil Action No. 89-1854 (RCL), dated January 16, 2002, Judge Royce C. Lamberth of the United States District Court for the District of Columbia ordered that such shares be subject to an irrevocable proxy in favor of the court appointed receiver who is Deborah R. Meshulan of the Washington, D.C. law firm of Piper Marbury Rudnick & Wolfe LLP until such shares are disposed of in an arms-length transaction. The legal name of the 1994 trust is “The Paul A. Bilzerian and Terri L. Steffen 1994 Irrevocable Trust for the benefit of Adam J. Bilzerian and Dan B. Bilzerian.”

(3)       The address for the Receivership Estate is Piper Murbury Rudnick & Wolfe LLP, 1200 Nineteenth Street, N.W., Washington, D.C. 20036-2412. The address for the 1994 Bilzerian Irrevocable Trust is Park Tower, Suite 2630, 400 North Tampa Street, Tampa, Florida 33602.

SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT

The following table sets forth information with respect to beneficial ownership of the Company’s common stock (inclusive of options and warrants), as of March 31, 2006, for each director and executive officer of the Company, and all executive officers and directors as a group:

Name, Title, and Address(1)	Number of Shares of Common Stock	Percent of Ownership (10)
Robert H. Reback, President, CEO and Director (2)	1,098,500	3.34%
C. Alan Weber, Director (3)	150,000	*
Scott C. Chandler Director (4)	150,000	*
Michael B. Thompson, Director (5)	100,000	*
David P. Faulkner, Exec. VP of Sales & Mktg. (6)	757,500	2.32%
Michael D. Feaster, Exec. VP of R&D (7)	537,500	1.66%
Dennis P. Gauger, Chief Financial Officer. (8)	52,500	*
Kourosh Vahdani, VP of Global Services(9)	62,500	*
Executive officers and directors as a group (8 persons)	2,908,500	8.92%

*          Less than 1%.

(1)       The addresses for Messrs. Reback, Weber, Chandler, Thompson, Faulker, Feaster, Gauger and Vahdani, are c/o Cimetrix Incorporated, 6979 South High Tech Drive, Salt Lake City, Utah 84047-3757.

(2)       Includes 950,000 shares of common stock which Mr. Reback has the right to acquire within 60 days upon the exercise of stock options. Also includes 37,500 shares which Mr. Reback has the right to acquire within 60 days upon the exercise of warrants.

(3)       Includes 150,000 shares of common stock which Mr. Weber has the right to acquire within 60 days upon the exercise of stock options.

(4)       Includes 150,000 shares of common stock which Mr. Chandler has the right to acquire within 60 days upon the exercise of stock options.

(5)       Includes 100,000 shares of common stock which Mr. Thompson has the right to acquire within 60 days upon the exercise of stock options.

(6)       Includes 737,500 shares of common stock which Mr. Faulkner has the right to acquire within 60 days upon the exercise of stock options. Also includes 20,000 shares of common stock which Mr. Faulkner has the right to acquire within 60 days upon the exercise of warrants.

(7)       Includes 537,500 shares of common stock which Mr. Feaster has the right to acquire within 60 days upon the exercise of stock options.

(8)       Includes 52,500 shares of common stock which Mr. Gauger has the right to acquire within 60 days upon the exercise of stock options.

(9)       Includes 62,500 shares of common stock which Mr. Vahdani has the right to acquire within 60 days upon the exercise of stock options.

(10)     All applicable percentage ownership is based on 31,927,432 shares of common stock issued as of the Record Date, together with applicable options and warrants for the share owners. Shares of common stock subject to options currently exercisable or exercisable within 60 days after the Record Date, are deemed outstanding for computing the percentage ownership of the person holding the options, but are not deemed outstanding for computing the percentage of any other person.

PERFORMANCE GRAPH

The following graph shows a comparison of the five-year cumulative total return for the Company’s common stock, the Nasdaq Stock Market (U.S.) Index, and the Nasdaq Computer and Data Processing Stocks Index, assuming an investment of $100 on December 31, 2000. The cumulative return of the Company was computed by dividing the difference between the price of the Company’s common stock at the end and the beginning of the measurement period (December 31, 2000 to December 31, 2005) by the price of the Company’s common stock at the beginning of the measurement period.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*

AMONG CIMETRIX INCORPORATED, THE NASDAQ STOCK MARKET (U.S.) INDEX

AND THE NASDAQ COMPUTER & DATA PROCESSING INDEX

* $100 invested on 12/31/00 in stock or index-including reinvestment of dividends.

Fiscal year ending December 31.

ANNUAL REPORT

A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 (including audited consolidated financial statements) accompanies this proxy statement. An additional copy will be furnished without charge to beneficial shareholders or shareholders of record upon request to Dennis P. Gauger, Chief Financial Officer, Cimetrix Incorporated, 6979 South High Tech Drive, Salt Lake City, Utah 84047-3757.

SHAREHOLDER PROPOSALS

Shareholders who wish to include proposals for action at the Company’s 2006 Annual Meeting of Shareholders in next year’s proxy statement must, in addition to other applicable requirements, cause their proposals to be received in writing by the Company at its address set forth on the first page of this Proxy Statement no later than January 1, 2007. Such proposals should be addressed to the Company’s Secretary at the Company’s address and may be included in next year’s proxy statement if they comply with certain rules and regulations promulgated by the Securities and Exchange Commission.

OTHER SECURITY HOLDER PROPOSALS FOR PRESENTATION AT THE 2007 ANNUAL MEETING

For any proposal that is not submitted for inclusion in the 2007 Proxy Statement but is instead sought to be presented directly at the 2007 Annual Meeting, SEC rules permit management to vote proxies in its discretion if the Company (1) receives notice of the proposal before the close of business on March 8, 2007, and advises share owners in the 2007 Proxy Statement about the nature of the matter and how management intends to vote on such matter; or (2) does not receive notice of the proposal prior to the close of business on March 8, 2007. Notices of intention to present proposals at the 2007 Annual Meeting should be addressed to the Company’s Secretary, at the Company’s address.

COMMUNICATIONS BETWEEN SHAREHOLDERS AND THE BOARD OF DIRECTORS

The Board of Directors of the Company has not adopted a formal procedure that shareholders must follow to send communications to it. The Board of Directors does receive communications from shareholders, from time to time, and addresses those communications as appropriate. Shareholders can send communication to the Board of Directors in one of the following ways:

•      In writing, to Cimetrix Incorporated, 6979 South High Tech Drive, Salt Lake City, Utah 84047-3757, Attention Board of Directors

•      By e-mail, at directors@cimetrix.com.

Matters relating to the Company’s consolidated financial statements, accounting practices or internal controls should be specifically addressed to the Chairman of the Audit Committee. As a matter of policy, a copy of all other written communications from shareholders will be provided to the Chairman of the Audit Committee.

The Board of Directors encourages attendance by our directors at the Annual Meeting of Shareholders. A total of four members of the Company’s Board of Directors attended our Annual Meeting held in 2005.

OTHER MATTERS

Management knows of no matters other than those listed in the attached Notice of the Annual Meeting, which are likely to be brought before the Annual Meeting. However, if any other matters should properly come before the Annual Meeting or any adjournment thereof, the persons named in the enclosed proxy will vote all proxies given to them in accordance with their best judgment of such matters.

By Order of the Board of Directors,

	By:	/s/ Brian L. Phillips
April 26, 2006		Brian L. Phillips
Salt Lake City, Utah		Secretary and Treasurer

Appendix A

CIMETRIX INCORPORATED

2006 LONG-TERM INCENTIVE PLAN

Combined Amendment and Restatement of 1998 Incentive Stock Option and Director Stock
Option Plans

Cimetrix, Incorporated, a Nevada corporation (the “Company”), hereby adopts the Cimetrix Incorporated 2006 Long-Term Incentive Plan (the “Plan”) as a combined amendment and restatement of the Cimetrix Incorporated 1998 Incentive Stock Option Plan and Cimetrix Incorporated Director Stock Option Plan (collectively the “Prior Plans”). On and after the Restatement Effective Date as defined below, this Plan shall supersede and replace the separate Prior Plans in their entirety and no further options or awards shall be granted under the Prior Plans. Notwithstanding the foregoing, any options or other awards that were granted under the Prior Plans and are outstanding immediately prior to the Restatement Effective Date shall continue to be governed by, and shall remain subject to the provisions of, the applicable Prior Plan and applicable option or award agreement as in effect prior to the Restatement Effective Date. This Plan does not amend or modify any option or award granted under the Prior Plans.

1.             PURPOSE OF THE PLAN

The purpose of the Plan is to assist the Company and its Subsidiaries in attracting and retaining selected individuals to serve as directors, employees, consultants and/or advisors of the Company who are expected to contribute to the Company’s success and to achieve long-term objectives which will inure to the benefit of all shareholders of the Company through the additional incentives inherent in the Awards hereunder.

2.             DEFINITIONS

2.1.         “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock Award, Performance Award, Other Stock Unit Award or any other right, interest or option relating to Shares or other property (including cash) granted pursuant to the provisions of the Plan.

2.2.         “Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing any Award granted by the Committee hereunder, including through an electronic medium.

2.3.         “Board” shall mean the board of directors of the Company.

2.4.         “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

2.5.         “Committee” shall mean the Compensation Committee of the Board, consisting of no fewer than two Directors, each of whom is (i) a “Non-Employee Director” within the meaning of Rule 16b-3 of the Exchange Act, (ii) an “outside director” within the meaning of Section 162(m) of the Code, and (iii) an “independent director” for purpose of the rules and regulations of the NASDAQ Stock Market (or such other principal securities market on which the Shares are traded).

2.6.         “Company” shall mean Cimetrix Incorporated, a Nevada corporation, and its successors and assigns.

2.7.         “Covered Employee” shall mean an employee of the Company who is a “covered employee” within the meaning of Section 162(m) of the Code.

2.8.         “Director” shall mean a non-employee member of the Board.

2.9.         “Dividend Equivalents” shall have the meaning set forth in Section 12.5.

2.10.       “Employee” shall mean any employee of the Company or any Subsidiary and any prospective employee conditioned upon, and effective not earlier than, such person’s becoming an employee of the Company or any Subsidiary. Solely for purposes of the Plan, an Employee shall also mean any consultant or advisor who provides services to the Company or any Subsidiary, so long as such person (i) renders bona fide services that are not in connection with the offer and sale of the Company’s securities in a capital-raising transaction and (ii) does not directly or indirectly promote or maintain a market for the Company’s securities.

2.11.       “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

2.12.       “Fair Market Value” shall mean, with respect to any property other than Shares, the market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. The Fair Market Value of Shares as of any date shall be the per Share average of the high and low trading prices of the Shares as reported on the NASDAQ Stock Market on that date (or if there were no reported prices on such date, on the last preceding date on which the prices were reported) or, if the Company is not then listed on the NASDAQ Stock Market, on such other principal securities exchange on which the Shares are traded. If the Shares are not listed on the NASDAQ Stock Market or any other exchange, Fair Market Value shall be the average of the highest and lowest reported asked prices for the Shares as reported by the NASDAQ OTC Bulletin Board system, or any other over-the-counter market system in which the Shares are primarily traded, for the last preceding date on which there was a sale of Shares in that market. If the Company is not listed on the NASDAQ Stock Market, any other securities exchange, the NASDAQ OTC Bulletin Board system or any other over-the-counter market system, the Fair Market Value of Shares shall be determined by the Committee in good faith using appropriate criteria.

2.13.       “Freestanding Stock Appreciation Right” shall have the meaning set forth in Section 6.1.

2.14.       “Limitations” shall have the meaning set forth in Section 10.5.

2.15.       “Option” shall mean any right granted to a Participant under the Plan allowing such Participant to purchase Shares at such price or prices and during such period or periods as the Committee shall determine.

2.16.       “Other Stock Unit Award” shall have the meaning set forth in Section 8.1.

2.17.       “Participant” shall mean an Employee or Director who is selected by the Committee to receive an Award under the Plan.

2.18.       “Payee” shall have the meaning set forth in Section 13.1.

2.19.       “Performance Award” shall mean any Award of Performance Shares or Performance Units granted pursuant to Article 9.

2.20.       “Performance Period” shall mean that period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured.

2.21.       “Performance Share” shall mean any grant pursuant to Article 9 of a unit valued by reference to a designated number of Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

2.22.       “Performance Unit” shall mean any grant pursuant to Section 9 of a unit valued by reference to a designated amount of property other than Shares (or cash), which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

2.23.       “Permitted Assignee” shall have the meaning set forth in Section 12.3.

2.24.       “Prior Plans” shall mean, collectively, the Cimetrix Incorporated 1998 Incentive Stock Option Plan and Cimetrix Incorporated Director Stock Option Plan, as amended prior to the Restatement Effective Date.

2.25.       “Restatement Effective Date” shall have the meaning set forth in Section 13.13.

2.26.       “Restricted Stock” shall mean any Share issued with the restriction that the holder may not sell, transfer, pledge or assign such Share and with such other restrictions as the Committee in its sole discretion, may impose (including any restriction on the right to vote such Share and the right to receive any dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

2.27.       “Restricted Stock Award” shall have the meaning set forth in Section 7.1.

2.28.       “Shares” shall mean the shares of common stock, $0.0001 par value, of the Company.

2.29.       “Stock Appreciation Right” shall mean the right granted to a Participant pursuant to Section 6.

2.30.       “Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

2.31.       Substitute Awards” shall mean Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, by a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.

2.32.       “Tandem Stock Appreciation Right” shall have the meaning set forth in Section 6.1.

2.32.       “Vesting Period” shall have the meaning set forth in Section 7.1.

3.             SHARES SUBJECT TO THE PLAN

3.1          Number of Shares. (a)  Subject to adjustment as provided in Section 12.2, a combined total of 6,250,000 Shares are authorized for grant under the Plan and Prior Plans. Any Shares that are subject to Awards under this Plan or which have been or are in the future issued pursuant to options or awards previously granted under the Prior Plans shall be counted against the 6,250,000 Share limit. Consequently, subject to adjustment as provided in Section 12.2, the total number of Shares that may be issued under this Plan and the Prior Plans shall not exceed 6,250,000.

(b)           If any Shares subject to an Award are forfeited or any Award is settled for cash, the Shares shall, to the extent of such forfeiture or cash settlement, again be available for Awards under the Plan. Without limitation, the following Shares shall be added to the Shares authorized for grant under paragraph (a) of this Section: (i) Shares subject to an Option or Stock Appreciation Right that is forfeited or expires at the conclusion of its term without being exercised, (ii) Shares tendered by the Participant or withheld by the Company in payment of the purchase price of an Option, (iii) Shares tendered by the Participant or withheld by the Company to satisfy any tax withholding obligation with respect to an Award, (iv) Shares repurchased by the Company with Option proceeds, and (v) Shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the Stock Appreciation Right on exercise thereof.

(c)           Substitute Awards shall not reduce the Shares authorized for grant under the Plan or authorized for grant to a Participant in any calendar year. Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by shareholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors prior to such acquisition or combination.

3.2.         Character of Shares. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares purchased in the open market or otherwise.

4.             ELIGIBILITY AND ADMINISTRATION

4.1.         Eligibility. Any Employee or Director shall be eligible to be selected as a Participant.

4.2.         Administration. (a) The Plan shall be administered by the Committee. Subject to the other provisions of the Plan and such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board, the Committee shall have full power and authority to: (i) select the Employees and Directors to whom Awards may from time to time be granted hereunder; (ii) determine the type or types of Awards, not inconsistent with the provisions of the Plan, to be granted to each Participant hereunder; (iii) determine the number of Shares to be covered by each Award granted hereunder; (iv) determine the terms and conditions, not inconsistent with the provisions of the Plan, of any Award granted hereunder; (v) determine whether, to what extent and under what circumstances

Awards may be settled in cash, Shares or other property; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other property and other amounts payable with respect to an Award made under the Plan shall be deferred either automatically or at the election of the Participant; (vii) determine whether, to what extent and under what circumstances any Award shall be canceled or suspended; (viii) interpret and administer the Plan and any instrument or agreement entered into under or in connection with the Plan, including any Award Agreement; (ix) correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent that the Committee shall deem desirable to carry it into effect; (x) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (xi) determine whether any Award, other than an Option or Stock Appreciation Right, will have Dividend Equivalents; and (xii) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan.

(b)           Decisions of the Committee shall be final, conclusive and binding on all persons or entities, including the Company, any Participant, and any Subsidiary. A Participant or other holder of an Award may contest a decision or action of the Committee with respect to such person or Award only on the grounds that such decision is arbitrary and capricious or unlawful, and any review of such decision or action shall be limited to determining whether the Committee’s decision or action was arbitrary and capricious or unlawful. A majority of the members of the Committee may determine its actions and fix the time and place of its meetings.

(c)           The full Committee may also delegate to a subcommittee of the Committee the right to grant Awards to Employees who are not Directors or officers of the Company and the authority to take action on behalf of the Committee pursuant to the Plan to cancel or suspend Awards to Employees who are not Directors or officers of the Company. Any action within the scope of its authority by such a subcommittee under Section 4.2(c) shall be deemed for all purposes under the Plan to have been taken by the full Committee and references in the Plan to the Committee shall be deemed to include the subcommittee unless the context otherwise requires.

5.             OPTIONS

5.1.         Grant of Options. Options may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan. Any Option shall be subject to the terms and conditions of this Article and to such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable.

5.2.         Award Agreements. All Options granted pursuant to this Article shall be evidenced by a written Award Agreement in such form and containing such terms and conditions as the Committee shall determine which are not inconsistent with the provisions of the Plan. The terms of Options need not be the same with respect to each Participant. Granting an Option pursuant to the Plan shall impose no obligation on the recipient to exercise such Option. Any individual who is granted an Option pursuant to this Article may hold more than one Option granted pursuant to the Plan at the same time.

5.3.         Option Price. Other than in connection with Substitute Awards, the option price per each Share purchasable under any Option granted pursuant to this Article shall not be less than 100% of the Fair Market Value of such Share on the date of grant of such Option.

5.4.         Option Term. The term of each Option shall be fixed by the Committee in its sole discretion; provided that no Option shall be exercisable after the expiration of seven (7) years from the date the Option is granted, except in the event of death or disability.

5.5.         Exercise of Options. Vested Options granted under the Plan shall be exercised by the Participant or by a Permitted Assignee thereof (or by the Participant’s executors, administrators, guardian or legal representative, as may be provided in an Award Agreement) as to all or part of the Shares covered thereby, by the giving of written notice of exercise to the Company or its designated agent, specifying the number of Shares to be purchased, accompanied by payment of the full purchase price for the Shares being purchased. Unless otherwise provided in an Award Agreement, full payment of such purchase price shall be made at the time of exercise and shall be made (a) in cash or cash equivalents (including certified check or bank check or wire transfer of immediately available funds), (b) by tendering previously acquired Shares (either actually or by attestation, valued at their then Fair Market Value), (c) with the consent of the Committee, by delivery of other consideration (including, where permitted by law and the Committee, other Awards) having a Fair Market Value on the exercise date equal to the total purchase price, (d) with the consent of the Committee, by withholding Shares otherwise issuable in connection with the exercise of the Option, (e) through any other method specified in an Award Agreement, or (f) any combination of any of the foregoing. The notice of exercise, accompanied by such payment, shall be delivered to the Company at its principal business office or such other office as the Committee may from time to time direct, and shall be in such form, containing such further provisions consistent with the provisions of the Plan, as the Committee may from time to time prescribe. In no event may any Option granted hereunder be exercised for a fraction of a Share. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date of such issuance.

5.6.         Form of Settlement. In its sole discretion, the Committee may provide, at the time of grant, that the Shares to be issued upon an Option’s exercise shall be in the form of Restricted Stock or other similar securities, or may reserve the right so to provide after the time of grant.

5.7.         Incentive Stock Options. The Committee may grant Options intended to qualify as “incentive stock options” as defined in Section 422 of the Code, to any employee of the Company or any Subsidiary, subject to the requirements of Section 422 of the Code. Solely for the purposes of determining whether Shares are available for the grant of “incentive stock options” under the Plan, the maximum aggregate number of Shares with respect to which “incentive stock options” may be issued under the Plan shall be 6,250,000 Shares, less any Shares issued under the Prior Plans, and subject to adjustment as provided in Section 12.2.

6.             STOCK APPRECIATION RIGHTS

6.1.         Grant and Exercise. The Committee may provide Stock Appreciation Rights (a) in conjunction with all or part of any Option granted under the Plan or at any subsequent time during the term of such Option (“Tandem Stock Appreciation Right”), (b) in conjunction with all or part of any Award (other than an Option) granted under the Plan or at any subsequent time during the term of such Award, or (c) without regard to any Option or other Award (a “Freestanding Stock Appreciation Right”), in each case upon such terms and conditions as the Committee may establish in its sole discretion.

6.2.         Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

(a)           Upon the exercise of a Stock Appreciation Right, the holder shall have the right to receive the excess of (i) the Fair Market Value of one Share on the date of exercise or such other amount as the Committee shall so determine at any time during a specified period before the date of exercise over (ii) the value of a Share on the date of grant (“Base Amount”), or in the case of a Tandem Stock

Appreciation Right granted on the date of grant of the related Option, as specified by the Committee in its sole discretion, which Base Amount, except in the case of Substitute Awards or in connection with an adjustment provided in Section 12.2, shall not be less than the Fair Market Value of one Share on such date of grant of the right or the related Option, as the case may be.

(b)           Upon the exercise of a Stock Appreciation Right, the Committee shall determine in its sole discretion whether payment shall be made in cash, in whole Shares or other property, or any combination thereof.

(c)           Any Tandem Stock Appreciation Right may be granted at the same time as the related Option is granted or at any time thereafter before exercise or expiration of such Option.

(d)           Any Tandem Stock Appreciation Right related to an Option may be exercised only when the related Option would be exercisable and the Fair Market Value of the Shares subject to the related Option exceeds the option price at which Shares can be acquired pursuant to the Option. In addition, (i) if a Tandem Stock Appreciation Right exists with respect to less than the full number of Shares covered by a related Option, then an exercise or termination of such Option shall not reduce the number of Shares to which the Tandem Stock Appreciation Right applies until the number of Shares then exercisable under such Option equals the number of Shares to which the Tandem Stock Appreciation Right applies, and (ii) no Tandem Stock Appreciation Right granted under the Plan to a person then subject to Section 16 of the Exchange Act shall be exercised during the first six (6) months of its term for cash, except as provided in Article 11.

(e)           Any Option related to a Tandem Stock Appreciation Right shall no longer be exercisable to the extent the Tandem Stock Appreciation Right has been exercised.

(f)            The provisions of Stock Appreciation Rights need not be the same with respect to each recipient.

(g)           The Committee may impose such other conditions or restrictions on the terms of exercise and the exercise price of any Stock Appreciation Right, as it shall deem appropriate. Notwithstanding the foregoing provisions of this Section 6.2(g), but subject to Section 12.2, a Freestanding Stock Appreciation Right shall generally have the same terms and conditions as Options, including (i) a Base Amount per Share not less than Fair Market Value on the date of grant to an employee of the Company or a Subsidiary, and (ii) a term not greater than seven (7) years.

(h)           The Committee may impose such terms and conditions on Stock Appreciation Rights granted in conjunction with any Award (other than an Option) as the Committee shall determine in its sole discretion.

7.             RESTRICTED STOCK AWARDS

7.1.         Grants. Awards of Restricted Stock may be issued hereunder to Participants either alone or in addition to other Awards granted under the Plan (a “Restricted Stock Award”), and such Restricted Stock Awards shall also be available as a form of payment of Performance Awards and other earned cash-based incentive compensation. A Restricted Stock Award shall be subject to vesting restrictions imposed by the Committee covering a period of time specified by the Committee (the “Vesting Period”). The Committee has absolute discretion to determine whether any consideration (other than services) is to be received by the Company or any Subsidiary as a condition precedent to the issuance of Restricted Stock.

7.2.         Award Agreements. The terms of any Restricted Stock Award granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The terms of Restricted Stock Awards need not be the same with respect to each Participant.

7.3.         Rights of Holders of Restricted Stock. Beginning on the date of grant of the Restricted Stock Award and subject to execution of the Award Agreement, the Participant shall become a shareholder of the Company with respect to all Shares subject to the Award Agreement and shall have all of the rights of a shareholder, including the right to vote such Shares and the right to receive distributions made with respect to such Shares; provided, however, that except as otherwise provided in an Award Agreement any Shares or any other property (other than cash) distributed as a dividend or otherwise with respect to any Restricted Stock as to which the restrictions have not yet lapsed shall be subject to the same restrictions as such Restricted Stock.

7.4.         Minimum Vesting Period. Except for certain limited situations (including the death, disability or retirement of the Participant, or a Change in Control as defined in Article 11), or special circumstances determined by the Committee, such as the achievement of performance objectives, Restricted Stock Awards subject solely to the continued employment of employees of the Company or a Subsidiary shall have a Vesting Period of not less than three (3) years from date of grant (but permitting pro rata vesting over such time); provided that such minimum Vesting Period shall not be applicable to (i) grants to new hires to replace forfeited awards from a prior employer, or (ii) grants of Restricted Stock in payment of Performance Awards and other earned cash-based incentive compensation. Subject to the foregoing minimum Vesting Period requirements, the Committee may, in its sole discretion and subject to the limitations imposed under Section 162(m) of the Code and the regulations thereunder in the case of a Restricted Stock Award intended to comply with the performance-based exception under Code Section 162(m), waive the forfeiture period and any other conditions set forth in any Award Agreement subject to such terms and conditions as the Committee shall deem appropriate. The minimum Vesting Period requirements of this Section shall not apply to Restricted Stock Awards granted to Directors or to any consultants or advisors who provide services to the Company or any Subsidiary.

8.             OTHER STOCK UNIT AWARDS

8.1.         Grants. Other Awards of units having a value equal to an identical number of Shares (“Other Stock Unit Awards”) may be granted hereunder to Participants, in addition to other Awards granted under the Plan. Other Stock Unit Awards shall also be available as a form of payment of other Awards granted under the Plan and other earned cash-based incentive compensation.

8.2.         Award Agreements. The terms of Other Stock Unit Award granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The terms of such Awards need not be the same with respect to each Participant.

8.3.         Vesting. Except for certain limited situations (including the death, disability or retirement of the Participant, or a Change in Control as defined in Article 11), or special circumstances determined by the Committee, such as the achievement of performance objectives, Other Stock Unit Awards subject solely to the continued employment of employees of the Company or any Subsidiary shall be subject to a vesting period determined by the Committee of not less than three (3) years from date of grant (but permitting pro rata vesting over such time); provided, that such minimum vesting period shall not be applicable to (i) grants to new hires to replace forfeited awards from a prior employer, or (ii) grants of Other Stock Unit Awards in payment of Performance Awards and other earned cash-based incentive compensation. Subject to the foregoing minimum vesting period requirements, the Committee may, in its sole discretion and subject to the limitations imposed under Section 162(m) of the Code and the regulations thereunder in the case of a Other Stock Unit Award intended to comply with the performance-based exception under Code Section 162(m), waive the forfeiture period and any other conditions set forth in any Award Agreement subject to such terms and conditions as the Committee shall deem appropriate. The minimum vesting period requirements of this Section shall not apply to Other Stock Unit Awards granted to Directors or to any consultants or advisors who provide services to the Company or any Subsidiary.

8.4.         Payment. Except as provided in Article 10 or as maybe provided in an Award Agreement, Other Stock Unit Awards may be paid in cash, Shares, other property, or any combination thereof, in the sole discretion of the Committee at the time of payment. Other Stock Unit Awards may be paid in a lump sum or in installments or, in accordance with procedures established by the Committee, on a deferred basis subject to the requirements of Section 409A of the Code.

9.             PERFORMANCE AWARDS

9.1.         Grants. Performance Awards in the form of Performance Shares or Performance Units, as determined by the Committee in its sole discretion, may be granted hereunder to Participants, for no consideration or for such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan. The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee and may be based upon the criteria set forth in Section 10.2.

9.2.         Award Agreements. The terms of any Performance Award granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan, including whether such Awards shall have Dividend Equivalents. The terms of Performance Awards need not be the same with respect to each Participant.

9.3.         Terms and Conditions. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award. The amount of the Award to be distributed shall be conclusively determined by the Committee.

9.4.         Payment. Except as provided in Article 11 or as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period. Performance Awards may be paid in cash, Shares, other property, or any combination thereof, in the sole discretion of the Committee at the time of payment. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis subject to the requirements of Section 409A of the Code.

10.          CODE SECTION 162(m) PROVISIONS

10.1.       Covered Employees. Notwithstanding any other provision of the Plan, if the Committee determines at the time a Restricted Stock Award, a Performance Award or an Other Stock Unit Award is granted to a Participant who is, or is likely to be, as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee, then the Committee may provide that this Article 10 is applicable to such Award.

10.2.       Performance Criteria. If the Committee determines that a Restricted Stock Award, a Performance Award or an Other Stock Unit Award is subject to this Article 10, the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Committee, which shall be based on the attainment of specified levels of one or any combination of the following: net sales; revenue; revenue growth; operating income; pre- or after-tax income (before or after allocation of corporate overhead and bonus); net earnings; earnings per share; net income; division, group or corporate financial goals; return on equity; total shareholder return; return on assets or net assets; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of the Shares or any other publicly-traded securities of the Company; market share; gross profits; earnings (including earnings before taxes, earnings before interest and taxes or earnings before interest, taxes, depreciation and amortization); economic value-added models; comparisons with various stock market indices; reductions in costs; cash flow (before or after dividends) cash flow per share (before or after dividends); return on capital (including return on total capital or return on invested capital; cash flow return on investment; improvement in or attainment of expense levels or working capital levels; cash margins; and revenue per employee. Such performance goals also may be based solely by reference to the Company’s performance or the performance of a Subsidiary, division, business segment or business unit of the Company, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies. The Committee may also exclude charges related to an event or occurrence which the Committee determines should appropriately be excluded, including (a) reorganizations, restructurings and discontinued operations, (b) other extraordinary non-recurring items, (c) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (d) the cumulative effects of tax or accounting changes in accordance with generally accepted accounting principles. Such performance goals shall be set by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m) of the Code, and the regulations thereunder.

10.3.       Adjustments. Notwithstanding any provision of the Plan (other than Article 11), with respect to any Restricted Stock, Performance Award or Other Stock Unit Award that is subject to this Section 10, the Committee may adjust downwards, but not upwards, the amount payable pursuant to such Award, and the Committee may not waive the achievement of the applicable performance goals, except in the case of the death or disability of the Participant or as otherwise determined by the Committee in special circumstances.

10.4.       Restrictions. The Committee shall have the power to impose such other restrictions on Awards subject to this Article as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for “performance-based compensation” within the meaning of Section 162(m) of the Code.

10.5.       Limitations on Grants to Individual Participants. Subject to adjustment as provided in Section 12.2, no Participant may be granted (i) Options or Stock Appreciation Rights during any rolling 36-month period with respect to more than 2,000,000 Shares or (ii) Restricted Stock, Performance Awards and/or Other Stock Unit Awards that are denominated in Shares in any rolling 36-month period with respect to more than 2,000,000 Shares (the “Limitations”). In addition to the foregoing, the maximum dollar value payable to any Participant in any rolling 12-month period with respect to Performance Awards is $1,000,000. If an Award is cancelled, the cancelled Award shall continue to be counted toward the applicable Limitations.

11.          CHANGE IN CONTROL PROVISIONS

11.1.       Impact on Certain Awards. Award Agreements may provide that in the event of a Change in Control of the Company (as defined in Section 11.3): (i) Options and Stock Appreciation Rights outstanding as of the date of the Change in Control shall be cancelled and terminated without payment therefore if the Fair Market Value of one Share as of the date of the Change in Control is less than the per Share Option exercise price or Stock Appreciation Right grant price, and (ii) all Performance Awards shall be considered to be earned and payable (either in full or pro rata based on the portion of Performance Period completed as of the date of the Change in Control), and any deferral or other restriction shall lapse and such Performance Awards shall be immediately settled or distributed.

11.2.       Assumption or Substitution of Certain Awards. (a)  Unless otherwise provided in an Award Agreement, in the event of a Change in Control of the Company in which the successor company assumes or substitutes for an Option, Stock Appreciation Right, Restricted Stock Award or Other Stock Unit Award, if a Participant’s employment with such successor company (or a subsidiary thereof) terminates within the time period following such Change in Control set forth in the Award Agreement and under the circumstances specified in the Award Agreement: (i) Options and Stock Appreciation Rights outstanding as of the date of such termination of employment will immediately vest, become fully exercisable, and may thereafter be exercised for a period of time set forth in the Award Agreement, (ii) restrictions and deferral limitations on Restricted Stock shall lapse and the Restricted Stock shall become free of all restrictions and limitations and become fully vested, and (iii) the restrictions and deferral limitations and other conditions applicable to any Other Stock Unit Awards or any other Awards shall lapse, and such Other Stock Unit Awards or such other Awards shall become free of all restrictions, limitations or conditions and become fully vested and transferable to the full extent of the original grant. For the purposes of this Section 11.1, an Option, Stock Appreciation Right, Restricted Stock Award or Other Stock Unit Award shall be considered assumed or substituted for if following the Change in Control the Award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Restricted Stock Award or Other Stock Unit Award immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change in Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the transaction constituting a Change in Control is not solely common stock of the successor company, the Committee may, with the consent of the successor company, provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Restricted Stock Award or Other Stock Unit Award, for each Share subject thereto, will be solely common stock of the successor company substantially equal in fair market value to the per share consideration received by holders of Shares in the transaction constituting a Change in Control. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding.

(b)           Unless otherwise provided in an Award Agreement, in the event of a Change in Control of the Company in which the successor company does not assume or substitute for an Option, Stock Appreciation Right, Restricted Stock Award or Other Stock Unit Award: (i) Options and Stock Appreciation Rights outstanding as of the date of the Change in Control shall immediately vest and become fully exercisable, (ii) restrictions and deferral limitations on Restricted Stock shall lapse and the Restricted Stock shall become free of all restrictions and limitations and become fully vested, and (iii) the restrictions and deferral limitations and other conditions applicable to any Other Stock Unit Awards or any other Awards shall lapse, and such Other Stock Unit Awards or such other Awards shall become free of all restrictions, limitations or conditions and become fully vested and transferable to the full extent of the original grant.

(c)           Notwithstanding any other provision of the Plan, the Committee, in its discretion, may determine that, upon the occurrence of a Change in Control of the Company, each Option and Stock Appreciation Right outstanding shall terminate within a specified number of days after notice to the Participant, and/or that each Participant shall receive, with respect to each Share subject to such Option or Stock Appreciation Right, an amount equal to the excess of the Fair Market Value of such Share immediately prior to the occurrence of such Change in Control over the exercise price per share of such Option and/or Stock Appreciation Right; such amount to be payable in cash, in one or more kinds of stock or property (including the stock or property, if any, payable in the transaction) or in a combination thereof, as the Committee, in its discretion, shall determine.

11.3.       Change in Control. For purposes of the Plan, unless otherwise provided in an Award Agreement, Change in Control means the occurrence of any one of the following events:

(a)           During any twenty-four (24) month period, individuals who, as of the beginning of such period, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the beginning of such period whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;

(b)           any “person” (as such term is defined in the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) is or becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities eligible to vote for the election of the Board (the “Company Voting Securities”); provided, however, that the event described in this paragraph (b) shall not be deemed to be a Change in Control by virtue of any of the following acquisitions:  (i) by the Company or any subsidiary, (ii) by any employee benefit plan (or related trust) sponsored or maintained by the Company or any subsidiary, (iii) by any underwriter temporarily holding securities pursuant to an offering of such securities, (iv) pursuant to a Non-Qualifying Transaction, as defined in paragraph (c) below, or (v) by any person of Voting Securities from the Company, if a majority of the Incumbent Board approves in advance the acquisition of beneficial ownership of 50% or more of Company Voting Securities by such person;

(c)           the consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company or any of its subsidiaries that requires the approval of the Company’s shareholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless immediately following such Business Combination:  (i) more than 60% of the total voting power of (A) the corporation resulting from such Business Combination (the “Surviving Corporation”), or (B) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of 100% of the voting securities eligible to elect directors of the Surviving Corporation (the “Parent Corporation”), is represented by Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Business Combination; (ii) no person (other than any employee benefit plan (or related trust) sponsored or maintained by the Surviving Corporation or the Parent Corporation), is or becomes the beneficial owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation); and (iii) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) following the consummation of the Business Combination were Incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination (any Business Combination which satisfies all of the criteria specified in (i), (ii) and (iii) above shall be deemed to be a “Non-Qualifying Transaction”);

(d)           the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or the consummation of a sale of all or substantially all of the Company’s assets; or

(e)           the occurrence of any other event that the Board determines by a duly approved resolution constitutes a Change in Control.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any person acquires beneficial ownership of more than 50% of the Company Voting Securities as a result of the acquisition of Company Voting Securities by the Company which reduces the number of Company Voting Securities outstanding; provided, that if after such acquisition by the Company such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control of the Company shall then occur.

12.          GENERALLY APPLICABLE PROVISIONS

12.1.       Amendment and Termination of the Plan. The Board may, from time to time, alter, amend, suspend or terminate the Plan as it shall deem advisable, subject to any requirement for shareholder approval imposed by applicable law, including the rules and regulations of the principal securities exchange or market on which the Shares are traded) provided that the Board may not amend the Plan in any manner that would result in noncompliance with Rule 16b-3 of the Exchange Act; and further provided that the Board may not, without the approval of the Company’s shareholders, amend the Plan to (a) increase the number of Shares that may be the subject of Awards under the Plan (except for adjustments pursuant to Section 12.2), (b) expand the types of awards available under the Plan, (c) materially expand the class of persons eligible to participate in the Plan, (d) amend any provision of Section 5.3, or (e) amend any provision of Section 10.5. In addition, no amendments to, or termination of, the Plan shall in any way impair the rights of a Participant under any Award previously granted without such Participant’s consent.

12.2.       Adjustments. In the event of any merger, reorganization, consolidation, recapitalization, dividend or distribution (whether in cash, shares or other property, other than a regular cash dividend), stock split, reverse stock split, spin-off or similar transaction or other change in corporate structure affecting the Shares or the value thereof, such adjustments and other substitutions shall be made to the Plan and to Awards as the Committee, in its sole discretion, deems equitable or appropriate taking into consideration the accounting and tax consequences, including such adjustments in the aggregate number, class and kind of securities that may be delivered under the Plan, the Limitations, the maximum number of Shares that may be issued under “incentive stock options” and, in the aggregate or to any one

Participant, in the number, class, kind and option or exercise price of securities subject to outstanding Awards granted under the Plan (including, if the Committee deems appropriate, the substitution of similar options to purchase the shares of, or other awards denominated in the shares of, another company) as the Committee may determine to be appropriate in its sole discretion; provided, however, that the number of Shares subject to any Award shall always be a whole number.

12.3.       Transferability of Awards. Except as provided below, and except as otherwise authorized by the Committee in an Award Agreement, no Award and no Shares subject to Awards described in Article 8 that have not been issued or as to which any applicable restriction, performance or deferral period has not lapsed, may be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution, and such Award may be exercised during the life of the Participant only by the Participant or the Participant’s guardian or legal representative. Notwithstanding the foregoing if provided for in an Award Agreement, a Participant may assign or transfer an Award with the consent of the Committee (each transferee thereof, a “Permitted Assignee”) (a) to the Participant’s spouse, children, or grandchildren (including any adopted step children and grandchildren); (b) to a trust or partnership for the benefit of one or more person referred to in clause (a); or (c) for charitable donations;  provided that such Permitted Assignee shall be bound by and subject to all of the terms and conditions of the Plan and the Award Agreement relating to the transferred Award and shall execute an agreement satisfactory to the Company evidencing such obligations; and provided further that such Participant shall remain bound by the terms and conditions of the Plan. The Company shall cooperate with any Permitted Assignee and the Company’s transfer agent in effectuating any transfer permitted under this Section. Any transfer of an Award or Shares in violation of this Section 12.3 shall be null and void.

12.4.       Termination of Employment. The Committee shall determine and set forth in each Award Agreement whether any Awards granted in such Award Agreement will continue to be exercisable, and the terms of such exercise, on and after the date that a Participant ceases to be employed by or to provide services to the Company or any Subsidiary (including as a Director), whether by reason of death, disability, voluntary or involuntary termination of employment or services, or otherwise. The date of termination of a Participant’s employment or services will be determined by the Committee, which determination will be final.

12.5.       Deferral; Dividend Equivalents. The Committee shall be authorized to establish procedures pursuant to which the payment of any Award may be deferred. Subject to the provisions of the Plan and any Award Agreement, the recipient of an Award (including any deferred Award) other than an Option or Stock Appreciation Right may, if so determined by the Committee, be entitled to receive, currently or on a deferred basis, cash, stock or other property dividends, or cash payments in amounts equivalent to cash, stock or other property dividends on Shares (“Dividend Equivalents”) with respect to the number of Shares covered by the Award, as determined by the Committee, in its sole discretion. The Committee may provide that such amounts and Dividend Equivalents (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested and may provide that such amounts and Dividend Equivalents are subject to the same vesting or performance conditions as the underlying Award.

13.          MISCELLANEOUS

13.1.       Tax Withholding. The Company shall have the right to make all payments or distributions pursuant to the Plan to a Participant (or a Permitted Assignee thereof) (any such person, a “Payee”) net of any applicable federal, state and local taxes required to be paid or withheld as a result of (a) the grant of any Award, (b) the exercise of an Option or Stock Appreciation Right, (c) the delivery of Shares or cash, (d) the lapse of any restrictions in connection with any Award or (e) any other event occurring pursuant to the Plan. The Company or any Subsidiary shall have the right to withhold from wages or other amounts otherwise payable to such Payee such withholding taxes as may be required by law, or to otherwise require the Payee to pay such withholding taxes. If the Payee shall fail to make such tax payments as are required, the Company or its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Payee or to take such other action as may be necessary to satisfy such withholding obligations. The Committee shall be authorized to establish procedures for election by Participants to satisfy such obligation for the payment of such taxes by tendering previously acquired Shares (either actually or by attestation, valued at their then Fair Market Value) that have been owned for a period of at least six months (or such other period to avoid accounting charges against the Company’s earnings), or by directing the Company to retain Shares (up to the Participant’s minimum required tax withholding rate or such other rate that will not trigger a negative accounting impact) otherwise deliverable in connection with the Award.

13.2.       Right of Discharge Reserved; Claims to Awards. Nothing in the Plan nor the grant of an Award hereunder shall confer upon any Employee or Director the right to continue in the employment or service of the Company or any Subsidiary or affect any right that the Company or any Subsidiary may have to terminate the employment or service of (or to demote or to exclude from future Awards under the Plan) any such Employee or Director at any time for any reason “at will.”  Except as specifically provided by the Committee, the Company shall not be liable for the loss of existing or potential profit from an Award granted in the event of termination of an employment or other relationship. No Employee or Participant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Employees or Participants under the Plan.

13.3.       Prospective Recipient. The prospective recipient of any Award under the Plan shall not, with respect to such Award, be deemed to have become a Participant, or to have any rights with respect to such Award, until and unless such recipient shall have executed an agreement or other instrument evidencing the Award and delivered a copy thereof to the Company, and otherwise complied with the then applicable terms and conditions of the Plan and Award Agreement.

13.4.       Substitute Awards. Notwithstanding any other provision of the Plan, the terms of Substitute Awards may vary from the terms set forth in the Plan to the extent the Committee deems appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.

13.5.       Cancellation of Award. Notwithstanding anything to the contrary contained herein, all outstanding Awards granted to any Participant shall be canceled if the Participant, without the consent of the Company, while employed by the Company or any Subsidiary or after termination of such employment or service, establishes a relationship with a competitor of the Company or any Subsidiary or engages in activity that is in conflict with or adverse to the interest of the Company or any Subsidiary, as determined by the Committee in its sole discretion. The Committee may provide in an Award Agreement that if within the time period specified in the Agreement the Participant establishes a relationship with a competitor or engages in an activity referred to in the preceding sentence, the Participant will forfeit any gain realized on the vesting or exercise of the Award and must repay such gain to the Company.

13.6.       Stop Transfer Orders. All certificates for Shares delivered under the Plan pursuant to any Award shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. Any provision herein to the contrary notwithstanding, the

Company shall have no obligation to issue any Shares pursuant to an Award if the Committee determines in good faith that such issuance would violate applicable federal, state or foreign securities laws.

13.7.       Nature of Payments. All Awards made pursuant to the Plan are in consideration of services performed or to be performed for the Company or any Subsidiary, division or business unit of the Company. Any income or gain realized pursuant to Awards under the Plan and any Stock Appreciation Rights constitute a special incentive payment to the Participant and shall not be taken into account, to the extent permissible under applicable law, as compensation for purposes of any of the employee benefit plans of the Company or any Subsidiary except as may be determined by the Committee or by the Board or board of directors of the applicable Subsidiary.

13.8.       Other Plans. The Plan constitutes an amendment and restatement combining the separate Prior Plans effective as of the Restatement Effective Date. Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. This restatement of the Prior Plans shall not affect any option or award under the Prior Plans that was outstanding immediately prior to the Restatement Effective Date. Any such Prior Plan option or award shall continue to be governed by the provisions of the applicable Prior Plan and the applicable option or award agreement thereunder.

13.9.       Severability. If any provision of the Plan shall be held unlawful or otherwise invalid or unenforceable in whole or in part by a court of competent jurisdiction, such provision shall (a) be deemed limited to the extent that such court of competent jurisdiction deems it lawful, valid and/or enforceable and as so limited shall remain in full force and effect, and (b) not affect any other provision of the Plan or part thereof, each of which shall remain in full force and effect. If the making of any payment or the provision of any other benefit required under the Plan shall be held unlawful or otherwise invalid or unenforceable by a court of competent jurisdiction, such unlawfulness, invalidity or unenforceability shall not prevent any other payment or benefit from being made or provided under the Plan, and if the making of any payment in full or the provision of any other benefit required under the Plan in full would be unlawful or otherwise invalid or unenforceable, then such unlawfulness, invalidity or unenforceability shall not prevent such payment or benefit from being made or provided in part, to the extent that it would not be unlawful, invalid or unenforceable, and the maximum payment or benefit that would not be unlawful, invalid or unenforceable shall be made or provided under the Plan.

13.10.     Construction. As used in the Plan, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

13.11.     Unfunded Status of the Plan. The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver the Shares or payments in lieu of or with respect to Awards hereunder; provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

13.12.     Governing Law. The Plan and all determinations made and actions taken thereunder, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Utah, without reference to principles of conflict of laws, and construed accordingly.

13.13.     Effective Date of Restatement; Termination of Plan. The Board has approved and adopted the Plan contingent upon its approval by the shareholders of the Company. Accordingly, the Plan shall become effective on the date the holders of a majority the Shares voted at a duly constituted meeting of the shareholders of the Company approve the Plan (the “Restatement Effective Date”). This Plan shall be null and void and of no effect, however, and the Prior Plans shall continue in existence without regard to the other provisions of this Plan document, if the foregoing condition is not fulfilled by February 1, 2007. No Award shall be granted under the Plan until the shareholders of the Company approve the Plan. Awards may be granted under the Plan at any time and from time to time following the Restatement Effective Date until the tenth anniversary of the Restatement Effective Date, on which date the Plan will expire except as to Awards then outstanding under the Plan. Such outstanding Awards shall remain in effect until they have been exercised or terminated, or have expired.

13.14.     Foreign Employees. Awards may be granted to Participants who are foreign nationals or employed outside the United States, or both, on such terms and conditions different from those applicable to Awards to Employees employed in the United States as may, in the judgment of the Committee, be necessary or desirable in order to recognize differences in local law or tax policy. The Committee also may impose conditions on the exercise or vesting of Awards in order to minimize the Company’s obligation with respect to tax equalization for Employees on assignments outside their home country.

13.15.     Compliance with Section 409A of the Code. This Plan is intended to comply and shall be administered in a manner that is intended to comply with Section 409A of the Code and shall be construed and interpreted in accordance with such intent. To the extent that an Award or the payment, settlement or deferral thereof is subject to Section 409A of the Code, the Award shall be granted, paid, settled or deferred in a manner that will comply with Section 409A of the Code, including regulations or other guidance issued with respect thereto, except as otherwise determined by the Committee. Any provision of this Plan that would cause the grant of an Award or the payment, settlement or deferral thereof to fail to satisfy Section 409A of the Code shall be amended to comply with Section 409A of the Code on a timely basis, which may be made on a retroactive basis, in accordance with regulations and other guidance issued under Section 409A of the Code.

13.16.     Captions. The captions in the Plan are for convenience of reference only, and are not intended to narrow, limit or affect the substance or interpretation of the provisions contained herein.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

CIMETRIX INCORPORATED

I, as shareholder of common stock of Cimetrix Incorporated (the “Company”), revoke any previous proxies and appoint C. Alan Weber and Robert H. Reback, and either of them, as my proxy to attend the annual meeting of shareholders of the Company to be held on May 20, 2006, and any adjournment thereof, and to represent, vote, consent, and otherwise act for me and for my shares in the same manner and with the same effect as if I am personally present. Without limiting the generality of the foregoing, my proxy shall vote as follows on the following matters:

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED. IN THE ABSENCE OF ANY DIRECTION, THE SHARES WILL BE VOTED FOR THE NOMINEES NAMED IN PROPOSAL 1.

Please mark your votes an indicated in this example ☒

	FOR all nominees	WITHHOLD
	listed (except as marked	AUTHORITY to vote
	to the contrary*).	for all nominees listed.
Item 1 – ELECTION OF DIRECTORS. Nominee for election to the Board of Directors:	☐	☐

Robert H. Reback (three-year term)
Scott C. Chandler (three-year term)

* Draw a line through the name of any director for whom you wish to withhold authority to vote.

Item 2 –	APPROVAL OF THE COMBINED	FOR	AGAINST	ABSTAIN
AMENDMENT AND RESTATEMENT OF
	THE 1998 INCENTIVE STOCK OPTION	☐	☐	☐
PLAN AND THE DIRECTOR STOCK OPTION
PLAN AS THE 2006 LONG-TERM INCENTIVE
PLAN

Item 3 –	RATIFICATION OF APPOINTMENT OF	FOR	AGAINST	ABSTAIN
TANNER LC AS INDEPENDENT REGISTERED
	PUBLIC ACCOUNTANTS	☐	☐	☐

Item 4 –	TO TRANSACT SUCH OTHER BUSINESS AS	FOR	AGAINST	ABSTAIN
MAY PROPERLY COME BEFORE THE MEETING
	OR ANY ADJOURNMENT THEREOF.	☐	☐	☐

Please sign exactly as name appears on this Proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature	Dated:	, 2006.	Signature	Dated:	, 2006.

Typed or printed name and or title	Typed or printed name and or title